UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Acurx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40536	82-3733567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Liberty Avenue, Staten Island, NY 10305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 533-1469

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2023, Acurx Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2022 and providing a business update. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On March 16, 2023, the Company announced that based on the blinded observed data from the ongoing Phase 2b clinical trial to date, in January 2023, the Company filed a protocol amendment to its Investigational New Drug Application with the U.S. Food and Drug Administration (“FDA”) to allow for an Independent Data Monitoring Committee (“IDMC”) to review interim clinical data.  If acceptable to FDA, the IDMC will review the clinical data upon enrollment of 36 patients in the Phase 2b clinical trial. The Company currently has enrolled 25 patients in the Phase 2b clinical trial.  The IDMC will determine and recommend to the Company whether the most appropriate course of action forward is to early terminate the Phase 2b clinical trial (as the Company had done with the Phase 2a clinical trial) or to continue patient enrollment.  The Company intends to report available data promptly after the IDMC conducts this interim review.  The Company assembled its IDMC during this first quarter of 2023 for this purpose.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about our future expectations, plans and prospects, including statements regarding our strategy, future operations, prospects, plans and objectives, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether ibezapolstat will benefit from the Qualified Infectious Disease Product designation; whether ibezapolstat will advance through the clinical trial process on a timely basis; whether the results of the clinical trials of ibezapolstat will warrant the submission of applications for marketing approval, and if so, whether ibezapolstat will receive approval from FDA or equivalent foreign regulatory agencies where approval is sought; whether, if ibezapolstat obtains approval, it will be successfully distributed and marketed; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings that the Company has made and future filings the Company will make with the SEC.  The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 16, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Acurx Pharmaceuticals, Inc.

Date: March 16, 2023
	By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Executive Officer